                                                                   EXHIBIT 10.21

                       MASTER STOCK DISPOSITION AGREEMENT
                               (this "Agreement")

THIS AGREEMENT is effective as of August 10, 1998, and is by and among LENNOX INTERNATIONAL INC., a Delaware corporation ("Lennox"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association (the "Bank") and each Borrower as defined herein.

                             PRELIMINARY STATEMENTS:

WHEREAS, one or more shareholders of Lennox may from time to time request loans from Bank, and Bank may agree to make such loan subject to the conditions precedent that such loan be secured by an amount of Borrower's common stock of Lennox agreed by such Borrower and Bank, and that Bank shall have the rights and benefits provided for in this Agreement with respect to the Lennox stock securing such loan;

WHEREAS, Lennox has determined that it is in its best interests to enter into this Agreement to make provision for the potential future disposition of its stock; and

WHEREAS, Lennox stock is subject to certain restrictions, including a right of first refusal in favor of Lennox under the terms of its Certificate of Incorporation; and

WHEREAS, Lennox stock has value to the Bank as security only to the extent that the Bank can be assured that, upon the default of Borrower under the Note, there will be available a ready buyer or market for the Lennox stock pledged to secure the loans contemplated by this Agreement.

NOW, THEREFORE, in consideration of the premises and covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   DEFINITIONS

"Loan" each shall refer to refer to each Loan described in an Acceptance of Terms of Master Agreement substantially in the form of Exhibit B.

With respect to each Loan:

         "Note" shall refer to the Note evidencing such Loan, together with any and all renewals, extensions, modifications and replacements thereof.

         "Pledged Stock" shall refer to the Lennox stock securing such Loan and Note (including any Lennox stock replacing such Pledged Stock)

         "Security Agreement" shall mean the security agreement executed and delivered by the Borrower covering the Pledged Stock and securing the Loan and Note

         "Loan Documents" shall mean and include the Note and Security Agreement pertaining to the Loan and this Agreement including the Acceptance of Terms of Master Agreement executed by the Borrower in connection with the Loan

         "Borrower" shall mean each Borrower who obtains the Loan secured by Pledged Stock and who executes an Acceptance of Terms of Master Agreement substantially in the form of Exhibit B

                                   AGREEMENTS:

1. Conditions on the Ownership and Restrictions on the Transfer of the Pledged Stock. Each Borrower's ownership and the rights of the Bank with respect to the Pledged Stock are subject to the following:

         Pursuant to Article Sixteenth of the Lennox Restated Certificate of Incorporation, "No sale, assignment, transfer or other disposition... shall be effective unless and until there is compliance with the...terms and conditions" set forth therein and attached hereto and incorporated herein as EXHIBIT A.

The parties hereto understand and agree that the Borrower's rights in and to the Pledged Stock and any rights of the Bank thereto created as a result of the Loan and Security Agreement are expressly conditioned upon the above conditions set forth and referenced above in this Paragraph 1.

2. Disposition of Pledged Stock. At any time after the occurrence of an Event of Default, as defined in the Loan Documents between Borrower and the Bank pursuant to which the Loan is being made (an "Event of Default"), the Bank shall have the right to request and Lennox agrees to use its best efforts to perform one of the following: (a) within ninety (90) days of such demand, procure a ready and willing buyer for the Pledged Stock at the Applicable Market Value (as defined Exhibit A) of such shares; (b) within sixty (60) days of such demand, purchase from the Bank the Pledged Stock at the Applicable Market Value of such shares; or (c) with written consent of the Bank as to this option, as soon as practicable, register the Pledged Stock pursuant to the Securities Act of 1933; provided that (i) Lennox shall have the option to perform under clause (a), (b) or (c) above so long as performance is completed within the time specified (during which time interest shall continue to accrue on the Note at the Default Rate (as defined in the Note), and (ii) neither the buyer under clause (a) above nor Lennox under clause (b) above shall be required to purchase Pledged Stock in excess of the number of shares pledged to secure the Note and required to pay the Bank an amount equal to the aggregate amount of the then outstanding indebtedness secured by the Pledged Stock. Notwithstanding anything else to the contrary herein, Lennox shall not be required to take any action pursuant to this Agreement that would cause Lennox to be in default under (i) the Revolving Credit Facility Agreement dated as of July 13, 1998, as amended, among Lennox, the banks named on the signature pages thereof, and the Bank, as Administrative Agent, and Wachovia Bank, N. A., , as Documentation Agent, or (ii) any note purchase agreements entered into in December 1991, December 1993, July 1995, and April !998, between Lennox and various note purchasers, as in effect on the date hereof, where the outstanding amount of a long term note issued thereunder exceeds $3,000,000; provided, however, that Lennox and Borrower agree that they will provide the Bank with a letter from the Chief Executive Officer, Chief Financial Officer or General Counsel as of the date of this Agreement and, thereafter, on a quarterly basis, within fifteen (15) days after request by the Bank, certifying that Lennox is not in default under any of the documents referred to in this sentence and that there is no default occurring therein relating to this Agreement as of the date of any such request by the Bank and failure by Borrower and Lennox to provide such a letter shall be an Event of Default under the Bank's Loan Documents.

If an Event of Default shall occur, the Bank shall also have the right, subject to the conditions set forth in Paragraph 1 hereof, to procure a buyer for the Pledged Stock; provided the Bank shall first offer the shares of the Pledged Stock to Lennox, whether or not the aggregate Applicable Market Value of the Pledged Stock shall be sufficient to pay in full all then outstanding indebtedness secured by the Pledged Stock; and provided, further, that the Bank's obligation to make such offer shall terminate in the event Lennox fails to exercise its right of first refusal by paying the Bank the Applicable Market Value of the Pledged Stock in cash within thirty (30) days of such offer.

3. Method of Demand. The right to demand performance by Lennox as described in Paragraph 2 hereof shall be exercised by the Bank giving written notice to Lennox (at the address set forth in Paragraph 6(c) below) of the Event of Default and the Bank's demand for such performance by Lennox. Any delay by the Bank in exercising such right after the occurrence of an Event of Default shall not operate as a waiver of such right or any other right provided for herein. Upon receipt of such demand, Lennox shall advise the Bank in writing within fifteen (15) business days whether it intends to perform under clause (a), (b) or (c) of Paragraph 2 hereof.

4. Method of Payment. The purchase price of the Pledged Stock (the "Purchase Price") shall be its Applicable Market Value as provided in Paragraph 2 hereof, and the full Purchase Price shall be paid in cash on the Closing Date as set forth in Paragraph 5 below.

5. Closing Date. Any purchase of the Pledged Stock by Lennox or a buyer procured by Lennox pursuant to Paragraph 2 hereof shall occur in Dallas, Texas at the principal office of the Bank or such other address in Dallas, Texas as the Bank shall designate, on a date mutually agreed by the Bank and Lennox, which date shall be not later than the last date for performance by Lennox or such buyer under Paragraph 2 hereof (the "Closing Date"). At the closing, the Bank shall deliver the certificates being purchased, duly endorsed or with duly completed stock powers, and the buyer of the Pledged Stock shall deliver to the Bank, the Purchase Price required to be paid on the Closing Date pursuant to Paragraph 4 above, which shall be payable through a wire transfer or a cashier's check in United States dollars from a bank acceptable to the Bank.

6. Miscellaneous.

         (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns;

         (b) Borrower shall reimburse Lennox for its reasonable out-of-pocket expenses (not including any Purchase Price paid by Lennox hereunder) in performing its obligations hereunder after an Event of Default has occurred;

         (c) All notice and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid:

                  if to the Bank:   Chase Bank of Texas, National Association
                                    2200 Ross Avenue
                                    P. O. Box 660197
                                    Dallas, Texas 75266-0197
                                    Attention: Ms. Marcia B. Messinger,
                                               Senior Vice President
                  if to Lennox:     Lennox International Inc.
                                    P. O. Box 799900
                                    Dallas, Texas 75379-9900
                                    Attention: Chief Financial Officer

                  if to Borrower:   the address set out in the Borrower's
                                    Acceptance of Terms of Master Agreement

         (c) This Agreement contains the entire agreement between the parties hereto with respect to the disposition of stock contemplated herein and supersedes all prior agreements or understandings, if any, between the parties hereto relating to the subject matter hereof, and may not be modified except by written agreement signed by all of the parties hereto.

         (e) The captions of each paragraph hereof are entered as a matter of convenience only and shall not be considered to be of any effect in the construction of this Agreement.

         (f) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS AND THE BORROWER, LENNOX AND THE BANK AGREE THAT DALLAS COUNTY, TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND THAT NO SUCH COURT IS AN INCONVENIENT FORUM. BORROWER, LENNOX AND THE BANK AGREE THAT SERVICE OF PROCESS UPON ANY OF THEM MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT THEIR ADDRESSES SPECIFIED ABOVE OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. NOTHING HEREIN OR IN ANY OF THE NOTE OR SECURITY AGREEMENT SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (g) All representations and warranties contained herein shall survive the execution of this Agreement.

         (h) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

THIS STOCK DISPOSITION AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                  LENNOX:  LENNOX INTERNATIONAL INC.

                               By:   /s/ Clyde Wyant
                                     -------------------------------
                                     Clyde Wyant
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer



                  BANK:    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                               By:   /s/ Marcia B. Messinger
                                     -------------------------------
                                     Marcia B. Messinger
                                     Senior Vice President

                                  EXHIBIT A TO
                       MASTER STOCK DISPOSITION AGREEMENT
                  effective as of the 10th day of August, 1998

      Article Sixteenth of the Lennox Restated Certificate of Incorporation

"SIXTEENTH: No sale, assignment, transfer or other disposition of shares of Common Stock of the Corporation by any stockholder, whether voluntary or by operation of law or by gift or otherwise, shall be effective unless and until there is compliance with the following terms and conditions of this ARTICLE
SIXTEENTH:

                  (a) Any stockholder who desires to sell all or any part of such stockholder's shares of Common Stock of the Corporation pursuant to a bona fide offer to purchase such shares from a third party, including, without limitation, another stockholder of the Corporation, shall, as a condition precedent to such stockholder's right to do so, by notice in writing delivered to the Chairman of the Board of the Corporation at the Corporation's principal executive offices, inform the Corporation of such stockholder's intention to sell all or any part of such stockholder's shares of Common Stock and the identity of the third party to whom, and the terms pursuant to which, such shares are proposed to be sold, and shall by such notice offer the shares that such stockholder desires to sell for sale to the Corporation at the price per share at which, and the terms pursuant to which, such stockholder proposes to sell such shares to such third party. The Corporation shall have a period of fifteen (15) days after such notice is received by it within which to indicate its election to exercise its right to purchase, at such price and on such terms, all or any portion of such shares. The Corporation may elect by notice in writing to such stockholder given within such fifteen (15)-day period to purchase all or any portion of such shares, and the shares selected by the Corporation for purchase must be sold at such price and on such terms and transferred to the Corporation by such stockholder. Delivery of such shares and payment therefor shall be made at the principal executive offices of the Corporation within ten (10) days after notice of the election to purchase is given by the Corporation to such stockholder. Any of such shares offered by such stockholder to the Corporation and not selected for purchase by the Corporation may then be sold by such stockholder to such third party at a price and upon terms no more favorable than those set forth in the notice of offer delivered to the Corporation; provided, however, that any such sale must be completed within forty-five (45) days after the date such notice of offer was received by the Corporation; and provided further that such third party shall receive and hold such shares subject to all the terms and conditions of this ARTICLE SIXTEENTH. If such sale to such third party is not completed within such forty-five (45)-day period, such stockholder shall continue to hold such shares subject to all the terms and conditions of this ARTICLE SIXTEENTH and may not consummate a sale without again complying with the provisions of this paragraph (a). Notwithstanding the foregoing provisions of this paragraph (a), if the purchase price (or any portion thereof) of the shares proposed to be sold by such stockholder to such third party consists of a consideration other than cash, then the purchase price payable by the Corporation under this paragraph (a) for any shares proposed to be sold for such noncash consideration which are selected for purchase by the Corporation shall be a cash purchase price per share in an amount equal to the Applicable Market Value (as defined in paragraph (d) of this ARTICLE

         SIXTEENTH) of the Common Stock as of the date the notice of offer relating to such shares was received by the Corporation.

                  (b) The terms and conditions of this ARTICLE SIXTEENTH shall not apply to any disposition by any stockholder of all or any part of such stockholder's shares of Common Stock of the Corporation by will or pursuant to the laws of descent and distribution, or by gift, to or for the benefit of such stockholder's spouse, father, mother or adopted or natural lineal descendants (and if such transfer is in trust, the trustee, upon termination of the trust, may transfer such shares to such beneficial owner); provided, however, that the transferee of such shares shall receive and hold such shares subject to all the terms and conditions of this ARTICLE SIXTEENTH.

                  (c) Dispositions by stockholders of shares of Common Stock of the Corporation other than as provided for under paragraphs (a) and (b) of this ARTICLE SIXTEENTH, whether voluntary or by operation of law or by gift or otherwise, shall be subject to a right of first refusal in favor of the Corporation, which right of first refusal shall entitle the Corporation to purchase, in accordance with the procedures specified in paragraph (a) of this ARTICLE SIXTEENTH (including without limitation the delivery to the Corporation of a notice of offer), all or any portion of the shares that are the subject of such disposition; provided, however, that the purchase price payable by the Corporation for any shares selected for purchase by the Corporation pursuant to the exercise by it of such right of first refusal shall be a cash purchase price per share in an amount equal to the Applicable Market Value of the Common Stock as of the date the notice of offer relating to such shares was received by the Corporation. The transferee of any such shares not so selected for purchase by the Corporation shall receive and hold such shares subject to all the terms and conditions of this ARTICLE SIXTEENTH.

                  (d) As used in this ARTICLE SIXTEENTH, the term "Applicable Market Value" shall mean the fair market value of a share of Common Stock of the Corporation as most recently fixed and determined (prior to the date of the event giving rise to the use and application of such term) by independent consultants to the Corporation selected and appointed by the Board of Directors of the Corporation for the purpose of ascertaining Applicable Market Value. Such independent consultants shall fix and determine the fair market value of a share of Common Stock of the Corporation on a quarterly basis following the end of each calendar quarter. In ascertaining such value, such consultants shall consider the latest available financial statements and financial information of the Corporation, projections and internal information relating to the Corporation prepared by its management and furnished to such consultants for the purpose of their analysis, publicly available information concerning other companies and the trading markets for certain other companies' securities and all other information such consultants believe relevant to their inquiry. The value of a share of Common Stock shall be discounted to reflect, as and to the extent deemed appropriate by the independent consultants, the minority nature of any individual's shareholding and the lack of a public market for the Common Stock and consequent illiquidity.

                  (e) The restrictions on transfer set forth in this ARTICLE SIXTEENTH shall terminate and be of no further force or effect in the event the Common Stock of the Corporation becomes publicly traded on an established securities market. Nothing contained in this ARTICLE SIXTEENTH shall be deemed to limit the scope or effect of any other restrictions on transfer which may be imposed on shares of Common Stock of the Corporation pursuant to the terms of any employee benefit plan, arrangement or program of the Corporation or any of its subsidiaries or any agreement between the Corporation and an employee of the Corporation or any of its subsidiaries.

                                   Exhibit B

                                       TO
                       MASTER STOCK DISPOSITION AGREEMENT
                          effective as of 8 - 10, 1998

                     ACCEPTANCE OF TERMS OF MASTER AGREEMENT

The undersigned Borrower, having been delivered and having reviewed a true and correct copy of the Master Stock Disposition Agreement between Lennox International Inc. ("Lennox"), Chase Bank of Texas, National Association ("Bank") dated 8 - 10, 1998 ("Agreement"), consents to become a party to that Agreement and be bound by its terms with respect to the Loan secured by the Pledged Stock of Lennox set out below. The Borrower also agrees that at all times loans are outstanding under the note below (or any renewal, extension or other rearrangement of such loans or note), Borrower will maintain collateral in the form of stock subject to the Agreement, or other readily marketable investment securities acceptable to Bank in its sole discretion, with a fair market value at least equal to the amount needed to maintain the maximum loan balance to collateral value ratio specified below.

         Borrower's   Name:      Robert E. Schjerven
                      Address:   812 Woodhaven Drive
                                 Highland Village, Texas 75067



         Promissory Note dated:                        8-10-98
                                            -----------------------------

         Face Amount of Promissory Note:             $1,993,356.35
                                            -----------------------------

         Number of shares of Pledged Stock:             5060
                                            -----------------------------

         Maximum loan balance to collateral value ratio:      80     %
                                                         ------------

THIS ACCEPTANCE OF TERMS, THE STOCK DISPOSITION AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                     I accept and agree to the terms of the
                                     Master Agreement:

                                     BORROWER:


                                     /s/ Robert E. Schjerven.
                                     ----------------------------------
                                     Name:  Robert E. Schjerven
                                          -----------------------------
                                     Date:    8/10/98
                                          -----------------------------
Acknowledged and agreed:

                  LENNOX:    LENNOX INTERNATIONAL INC.

                             By:     /s/ Clyde Wyant
                                     ----------------------------------
                                     Clyde Wyant
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer

                  BANK:      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                             By:     /s/ Marcia Messinger
                                     ----------------------------------
                                     Marcia Messinger
                                     Senior Vice President

                                    Exhibit B
                                       TO
                       MASTER STOCK DISPOSITION AGREEMENT
                          effective as of 8 - 10, 1998

                     ACCEPTANCE OF TERMS OF MASTER AGREEMENT

The undersigned Borrower, having been delivered and having reviewed a true and correct copy of the Master Stock Disposition Agreement between Lennox International Inc. ("Lennox"), Chase Bank of Texas, National Association ("Bank") dated 8 - 10, 1998 ("Agreement"), consents to become a party to that Agreement and be bound by its terms with respect to the Loan secured by the Pledged Stock of Lennox set out below. The Borrower also agrees that at all times loans are outstanding under the note below (or any renewal, extension or other rearrangement of such loans or note), Borrower will maintain collateral in the form of stock subject to the Agreement, or other readily marketable investment securities acceptable to Bank in its sole discretion, with a fair market value at least equal to the amount needed to maintain the maximum loan balance to collateral value ratio specified below.

         Borrower's        Name:            John J. Hubbuch
                           Address:         4440 Longfellow Drive
                                            Plano, Texas  75093



         Promissory Note dated:                      August 10, 1998

         Face Amount of Promissory Note:             $410,000.00

         Number of shares of Pledged Stock:          1065
                                            ----------------------------------

         Maximum loan balance to collateral value ratio:           80         %
                                                         ---------------------

THIS ACCEPTANCE OF TERMS, THE STOCK DISPOSITION AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                              I accept and agree to the terms of the Master
                              Agreement:

                              BORROWER:


                              /s/ John J. Hubbuch
                              ------------------------------

                              Name:  John J. Hubbuch

                              Date:    8/10/98

Acknowledged and agreed:

                  LENNOX:     LENNOX INTERNATIONAL INC.

                              By:      /s/ Clyde Wyant
                                       Clyde Wyant
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer

                  BANK:   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                       By:   /s/ Marcia Messinger
                                             -------------------------------
                                             Marcia Messinger
                                             Senior Vice President

                                    Exhibit B
                                       TO
                       MASTER STOCK DISPOSITION AGREEMENT
                          effective as of 8 - 10, 1998

                     ACCEPTANCE OF TERMS OF MASTER AGREEMENT

The undersigned Borrower, having been delivered and having reviewed a true and correct copy of the Master Stock Disposition Agreement between Lennox International Inc. ("Lennox"), Chase Bank of Texas, National Association ("Bank") dated 8 - 10, 1998 ("Agreement"), consents to become a party to that Agreement and be bound by its terms with respect to the Loan secured by the Pledged Stock of Lennox set out below. The Borrower also agrees that at all times loans are outstanding under the note below (or any renewal, extension or other rearrangement of such loans or note), Borrower will maintain collateral in the form of stock subject to the Agreement, or other readily marketable investment securities acceptable to Bank in its sole discretion, with a fair market value at least equal to the amount needed to maintain the maximum loan balance to collateral value ratio specified below.

         Borrower's    Name:       Harry J. Ashenhurst
                       Address:    2926 Cambridgeshire Drive
                                   Carrollton, Texas 75007



         Promissory Note dated:              August 10, 1998

         Face Amount of Promissory Note:     $362,000.00

         Number of shares of Pledged Stock:  1020
                                            ---------------------

         Maximum loan balance to collateral value ratio:    80   %
                                                         --------

THIS ACCEPTANCE OF TERMS, THE STOCK DISPOSITION AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                      I accept and agree to the terms of the
                                      Master Agreement:

                                      BORROWER:


                                      /s/ Harry J. Ashenhurst
                                      ---------------------------------------

                                      Name:  Harry J. Ashenhurst

                                      Date:    8/10/98

Acknowledged and agreed:

                  LENNOX:             LENNOX INTERNATIONAL INC.

                             By:      /s/ Clyde Wyant
                                      ---------------------------------------
                                      Clyde Wyant
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer

                  BANK:    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                             By:      /s/ Marcia Messinger
                                      ---------------------------------------
                                      Marcia Messinger
                                      Senior Vice President

                                    Exhibit B
                                       TO
                       MASTER STOCK DISPOSITION AGREEMENT
                          effective as of 8 - 10, 1998

                     ACCEPTANCE OF TERMS OF MASTER AGREEMENT

The undersigned Borrower, having been delivered and having reviewed a true and correct copy of the Master Stock Disposition Agreement between Lennox International Inc. ("Lennox"), Chase Bank of Texas, National Association ("Bank") dated 8 - 10, 1998 ("Agreement"), consents to become a party to that Agreement and be bound by its terms with respect to the Loan secured by the Pledged Stock of Lennox set out below. The Borrower also agrees that at all times loans are outstanding under the note below (or any renewal, extension or other rearrangement of such loans or note), Borrower will maintain collateral in the form of stock subject to the Agreement, or other readily marketable investment securities acceptable to Bank in its sole discretion, with a fair market value at least equal to the amount needed to maintain the maximum loan balance to collateral value ratio specified below.

         Borrower's        Name:            Clyde Wyant, Jr.
                           Address:         3101 Royal Ashdown Ct.
                                            Plano , Texas 75093



         Promissory Note dated:                    August 10, 1998
                                ------------------------------------------------
         Face Amount of Promissory Note:           $311,000.00
                                         ---------------------------------------
         Number of shares of Pledged Stock:          1020
                                            ------------------------------------

         Maximum loan balance to collateral value ratio:           80         %
                                                         ---------------------

THIS ACCEPTANCE OF TERMS, THE STOCK DISPOSITION AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                      I accept and agree to the terms of the
                                      Master Agreement:

                                      BORROWER:


                                      /s/ Clyde Wyant, Jr.
                                      -----------------------------------

                                      Name:  Clyde Wyant, Jr.

                                      Date:    8/10/98

Acknowledged and agreed:

                  LENNOX:             LENNOX INTERNATIONAL INC.

                              By:     /s/ Clyde Wyant
                                      -----------------------------------
                                      Clyde Wyant
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer

                  BANK:      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                              By:     /s/ Marcia Messinger
                                      -----------------------------------
                                      Marcia Messinger
                                      Senior Vice President

                                    Exhibit B
                                       TO
                       MASTER STOCK DISPOSITION AGREEMENT
                          effective as of 8 - 10, 1998

                     ACCEPTANCE OF TERMS OF MASTER AGREEMENT

The undersigned Borrower, having been delivered and having reviewed a true and correct copy of the Master Stock Disposition Agreement between Lennox International Inc. ("Lennox"), Chase Bank of Texas, National Association ("Bank") dated 8 - 10, 1998 ("Agreement"), consents to become a party to that Agreement and be bound by its terms with respect to the Loan secured by the Pledged Stock of Lennox set out below. The Borrower also agrees that at all times loans are outstanding under the note below (or any renewal, extension or other rearrangement of such loans or note), Borrower will maintain collateral in the form of stock subject to the Agreement, or other readily marketable investment securities acceptable to Bank in its sole discretion, with a fair market value at least equal to the amount needed to maintain the maximum loan balance to collateral value ratio specified below.

         Borrower's        Name:            Horace E. French
                           Address:         2628 High Street
                                            Conyers, GA  30094



         Promissory Note dated:                           August 10, 1998
                                            ----------------------------------
         Face Amount of Promissory Note:                  $294,000.00
                                            ----------------------------------
         Number of shares of Pledged Stock:               1020
                                            ----------------------------------

         Maximum loan balance to collateral value ratio:   80         %
                                                         -------------

THIS ACCEPTANCE OF TERMS, THE STOCK DISPOSITION AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                      I accept and agree to the terms of the
                                      Master Agreement:

                                      BORROWER:


                                      /s/ Horace E. French
                                      ------------------------------

                                      Name:  Horace E. French

                                      Date:    8/10/98

Acknowledged and agreed:

                  LENNOX:             LENNOX INTERNATIONAL INC.

                             By:      /s/ Clyde Wyant
                                      ---------------------------------------
                                      Clyde Wyant
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer

                  BANK:    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                             By:      /s/ Marcia Messinger
                                      ---------------------------------------
                                      Marcia Messinger
                                      Senior Vice President

                                    Exhibit B
                                       TO
                       MASTER STOCK DISPOSITION AGREEMENT
                          effective as of 8 - 10, 1998

                     ACCEPTANCE OF TERMS OF MASTER AGREEMENT

The undersigned Borrower, having been delivered and having reviewed a true and correct copy of the Master Stock Disposition Agreement between Lennox International Inc. ("Lennox"), Chase Bank of Texas, National Association ("Bank") dated 8 - 10, 1998 ("Agreement"), consents to become a party to that Agreement and be bound by its terms with respect to the Loan secured by the Pledged Stock of Lennox set out below. The Borrower also agrees that at all times loans are outstanding under the note below (or any renewal, extension or other rearrangement of such loans or note), Borrower will maintain collateral in the form of stock subject to the Agreement, or other readily marketable investment securities acceptable to Bank in its sole discretion, with a fair market value at least equal to the amount needed to maintain the maximum loan balance to collateral value ratio specified below.

         Borrower's        Name:            Michael G. Schwartz
                           Address:         4408 Autumn Ridge Lane
                                            Sandusky, Ohio  44870



         Promissory Note dated:                       August 10, 1998

         Face Amount of Promissory Note:              $453,000.00

         Number of shares of Pledged Stock:           1100
                                            ------------------------------------

         Maximum loan balance to collateral value ratio:         80         %
                                                         -------------------

THIS ACCEPTANCE OF TERMS, THE STOCK DISPOSITION AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                      I accept and agree to the terms of the
                                      Master Agreement:

                                      BORROWER:


                                      /s/ Michael G. Schwartz
                                      -----------------------------------

                                      Name:  Michael G. Schwartz

                                      Date:    8/10/98

Acknowledged and agreed:

                  LENNOX:     LENNOX INTERNATIONAL INC.

                                By:   /s/ Clyde Wyant
                                      -----------------------------------
                                      Clyde Wyant
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer

                  BANK:   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                By:   /s/ Marcia Messinger
                                      -----------------------------------
                                      Marcia Messinger
                                      Senior Vice President

                                    Exhibit B
                                       TO
                       MASTER STOCK DISPOSITION AGREEMENT
                         effective as of August 13, 1998

                     ACCEPTANCE OF TERMS OF MASTER AGREEMENT

The undersigned Borrower, having been delivered and having reviewed a true and correct copy of the Master Stock Disposition Agreement between Lennox International Inc. ("Lennox"), Chase Bank of Texas, National Association ("Bank") dated August 13, 1998 ("Agreement"), consents to become a party to that Agreement and be bound by its terms with respect to the Loan secured by the Pledged Stock of Lennox set out below. The Borrower also agrees that at all times loans are outstanding under the note below (or any renewal, extension or other rearrangement of such loans or note), Borrower will maintain collateral in the form of stock subject to the Agreement, or other readily marketable investment securities acceptable to Bank in its sole discretion, with a fair market value at least equal to the amount needed to maintain the maximum loan balance to collateral value ratio specified below.

         Borrower's        Name:            Karen O'Shea
                           Address:         18404 Rain Dance Trail
                                            Dallas, Texas 75007



         Promissory Note dated:                         August 13, 1998

         Face Amount of Promissory Note:                $70,000.00

         Number of shares of Pledged Stock:             289
                                            ------------------------------------

         Maximum loan balance to collateral value ratio:         80         %
                                                         -------------------

THIS ACCEPTANCE OF TERMS, THE STOCK DISPOSITION AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                      I accept and agree to the terms of the
                                      Master Agreement:

                                      BORROWER:


                                      /s/ Karen O'Shea
                                      -----------------------------------

                                      Name:  Karen O'Shea

                                      Date:    8/13/98

Acknowledged and agreed:

                  LENNOX:         LENNOX INTERNATIONAL INC.

                                 By:  /s/ Clyde Wyant
                                      -----------------------------------
                                      Clyde Wyant
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer

                  BANK:     CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                 By:  /s/ Marcia Messinger
                                      -----------------------------------
                                      Marcia Messinger
                                      Senior Vice President

MASTER STOCK DISPOSITION AGREEMENTS W/CHASE

                                     Status
                                     ------

Bob Schjerven
                            -------------------------

Carl Edwards, Jr.                   repaid
                            -------------------------

Clyde Wyant
                            -------------------------

Ed French
                            -------------------------

Harry Ashenhurst
                            -------------------------

John Hubbuch
                            -------------------------

Karen O'Shea
                            -------------------------

Mike Schwartz
                            -------------------------

Lane Pennington              (did not participate)